Vanguard Variable Insurance Funds—Balanced Portfolio

Supplement Dated July 1, 2021, to the Prospectus and Summary Prospectus Dated April 29, 2021

Important Change to Vanguard Variable Insurance Funds—Balanced Portfolio

Effective immediately, Michael E. Stack has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Variable Insurance Funds—Balanced Portfolio (the Portfolio). Loren L. Moran and Daniel J. Pozen remain as the portfolio managers of the Portfolio.

All references to Mr. Stack and corresponding disclosure related to Mr. Stack in the Portfolio's Prospectus and Summary Prospectus are hereby deleted. The Portfolio's investment objective, strategies, and policies remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 106E 072021
Vanguard Marketing Corporation, Distributor.

Vanguard Variable Insurance Funds

Supplement Dated July 1, 2021, to the Statement of Additional Information Dated April 29, 2021

Important Change to Vanguard Variable Insurance Funds—Balanced Portfolio

Effective immediately, Michael E. Stack has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Variable Insurance Funds—Balanced Portfolio (the Portfolio). Loren L. Moran and Daniel J. Pozen remain as the portfolio managers of the Portfolio.

All references to Mr. Stack and corresponding disclosure related to Mr. Stack in the Portfolio's Statement of Additional Information are hereby deleted. The Portfolio's investment objective, strategies, and policies remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 106E 072021